Exhibit 99.1

November 28, 2011

NASDAQ: APPY
 Corporate Presentation

NASDAQ: APPY
Important Cautions Regarding Forward-Looking Statements
  Certain statements made in this presentation are "forward-looking statements" of AspenBio Pharma, Inc. (“AspenBio") as defined by the Securities and Exchange Commission ("SEC"). All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that AspenBio believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made based on experience, expected future developments and other factors AspenBio believes are appropriate in the circumstances.
 Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of
 AspenBio. Investors are cautioned that any such statements are not guarantees of future performance. Actual results or developments may differ materially from those projected in the forward-looking statements as a result of many factors, including our ability to successfully complete required product modifications in a timely and cost effective manner, our ability to successfully complete a pivotal clinical trial for AppyScore™ required for FDA submission, obtain FDA clearance, cost effectively manufacture and generate revenues from AppyScore and other new products, execute agreements required to successfully advance the company's objectives, retain the management team to advance the products, overcome adverse changes in market conditions and the regulatory environment, obtain and enforce intellectual property rights, and realize value of intangible assets.
  Furthermore, AspenBio does not intend (and is not obligated) to update publicly any forward-looking statements. The contents of this presentation should be considered in conjunction with the risk factors contained in AspenBio's recent filings with the SEC, including its Quarterly Report on Form 10-Q for the period ended September 30, 2011.
  This presentation is © 2011 AspenBio Pharma, Inc., All Rights Reserved.

NASDAQ: APPY
Our Focus: AppyScore
 • AspenBio is developing AppyScore™, a blood-based “Rule-
 Out” test for Acute Appendicitis in children and adolescents
 • Designed to help physicians confirm if patients with
 abdominal pain suspicious for appendicitis are at low to
 moderate risk of the disease so they can be managed
 conservatively
 • Healthcare benefit:  Fewer CTs = Reduced radiation
 exposure
 • Hospital benefit: Enhanced decision making, reduced cost
 and increased workflow
 • Pilot study demonstrates effectiveness of AppyScore
 • Solid regulatory pathway
 • Substantial global market potential
 • First mover advantage

Abdominal Pain as Chief ER Complaint:
Up 32% 1999-2008[1] to **8.7 Million**[2]

10.5%
10.0%
10.6%
9.3%
11.1%
9.4%
11.2%
9.1%
11.3%
9.0%
1999-2000
2001-2002
2003-2004
2005-2006
2007-2008
Abd Pain
Chest Pain

EMERGENCY
ADULT & CHILDREN

By both number & percentage of patients, abdominal pain is the most frequent complaint by patients entering emergency rooms[3]

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Why Focus on the Diagnosis of Abdominal Pain?
Abdominal vs. Chest Pain as % of Total ER Visits
Patients >18 years in U.S., 1999-20081
1Trend is significant (p < 0.05).  Figures are based on 2-year averages. Source: CDC/NCHS, National Hospital Ambulatory Medical Care Survey 1999-2008.
²NHAMCS Data, 2008 ( All reference to abdominal pain are regarding “non- traumatic” abdominal pain)
3 Emer Med Clinics of North Amer 2001; 19:123-136

Risk of developing Appendicitis with age
Risk (%)
15
10
5
0
0
20
40
60
80
100
Age (yrs)
Children & Adolescents
Peak Age Group

Appendix

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NASDAQ: APPY
…and Why Appendicitis?
• 3.1M CT Scans annually for abdominal
 pain alone2
• 326K appendectomies in U.S. in 20072
• Children & adolescents represent peak
 age group3
• Appendicitis affects 9% of males and of
 7% females over lifetime3
1Ind J Radiol Imag 2006; 16:4:523-532
2Source: NHDS from CDC 2007 data
3Am Journal of Epidemiology, Addis et al. Johns Hopkins Vol. 132 no. 5
Appendectomy is #1 Reason for Emergency Abdominal Surgery1

CBC for Abdominal Pain Total
6.6M
Total ER Visits for Abdominal Pain
9.6M

Aspen Bio Pharma

NASDAQ: APPY
Abdominal Pain Metrics
Patients Entering ER for Abdominal Pain & Receiving
Complete Blood Count Test (CBC) Annually (millions)
Source of CBC data NHAMCS 2009
 Greater than 50% of
 patients suspected
 of appendicitis are
 children, adoles-
 cents and young
 adults

Abdominal Pain Imaging up 123% 1999-2008[1]
Percent of Visits
19.9
25.8
31.2
40.8
44.3
3.4
8.6
4.1
10.8
7.9
13.1
10.9
15.8
15.9
19.1
1999-2000
2001-2002
2003-2004
2005-2006
2007-2008
Chest Pain
Abdominal Pain
Other symptoms

Aspen Bio Pharma

NASDAQ: APPY
Use of ER Abdominal CT Imaging is Rising Rapidly
• Use of advanced medical
 imaging 1 for non-traumatic
 abdominal pain is increasing
• However, “liberal use of CT
 scans in diagnosing
 appendicitis in children has
 not resulted in a decreased
 negative appendectomy
 rate”² (i.e., CT scans did not
 decrease the removal of non-
 diseased appendixes)
Medical imaging (U.S.) in non-traumatic ER visits
Percentage per Symptom 1
Patients >18 years in U.S., 1999-2008
 1 Includes CT, MRI and Ultrasound, ages 18 and older. SOURCE: CDC/NCHS, National Hospital Ambulatory Medical
 Care Survey 1999-2008.
 ² J Pediatr Surg. 2004 Jun;39(6):886-90; discussion 886-90.

Initiative to Reduce Unnecessary Radiation Exposure from Medical Imaging
February 2010
Center for Devices and Radiological Health
U.S. Food and Drug Administration
FDA
CDRH

Risk of Death from Cancer
500
400
300
200
100
0
0
20
40
60
80
Lung cancer
Colon cancer

Aspen Bio Pharma

NASDAQ: APPY
• Children are highly vulnerable to the oncogenic, long
 term effects of exposure to high doses of ionizing
 radiation (i.e., from CT)
• Up to 2% of all U.S. cancers will be caused by CT1
• Earlier the exposure, the more likely to die from
 cancer later in life (see chart below)
1N Engl J Med 2007; 357:2277-84
2Larson et. al., Radiology Published online April 5, 2011
Lifetime Attributable Risk of Death from Cancer
per Million Patients Exposed to 10mCy
Age at Exposure (yr)
“Our finding of a substantial increase in the use of CT in
 children who visit emergency departments in the United
 States underscores the need for special attention to this
 vulnerable population to ensure that imaging is
 appropriately ordered, performed, and interpreted.” 2
CT Use in Children Increases Lifetime Cancer Risk

100%
0%
% of Patients Receiving CT Scan
Clinical Study 2010
Pilot Study 2011
41%
74/181
34%
96/279
45%
57/128
39%
55/142
Lower/Mod Risk
High Risk

Aspen Bio Pharma

NASDAQ: APPY
CT Usage Not Correlated with Appendicitis Risk
*Risk groups in the 2010 clinical  study were based on a modified Alvarado scoring system (9 of the 10 Alvarado items) while the risk groups in the 2011 pilot study were based on a new scoring system (3 of the 10 Alvarado items).
The percentage of
patents suspected of
appendicitis who
received CT scans have
been very similar in both
the lower-to-moderate
and high-risk groups*

Emergency Department Clinical Work Flow Today
Emergency Room
History , Physical Exam &
Risk Assessment Triage
Conservative Management
Signs & Symptoms
of Appendicitis
Appendectomy
?
Physician Decision
CT or US Imaging

Emergency Department Clinical Work Flow with AppyScore
Emergency Room
History , Physical Exam &
Risk Assessment Triage
CT or US Imaging
Signs & Symptoms
of Appendicitis
AppyScore Negative
Physician Decision
AppyScore
+
CT or Ultrasonic (“US”) imaging
anticipated to be used less
with negative AppyScore
patients
Conservative Management
Appendectomy

What Clinicians Want From an Appendicitis Rule Out Test

Experts agree, accurate diagnosis of acute appendicitis is notoriously difficult:

"The diagnostic approach to children with possible appendicitis remains challenging" [1]

"Diagnosis of appendicitis can be challenging even in the most experienced of clinical hands" [2]

Physician feedback indicates clinicians want an appendicitis diagnostic that provides:

- Negative Predictive Value ≥ 95%
- Specificity ≥ 35%
- Objective Data
- Rapid Results Turnaround

[1] Hennelly, Bachur 2011 Curr Opin Pediatr 23(epub ahead of print) [2] Ann Emerg Med. 2010;55:71-116

Aspen Bio Pharma

NASDAQ: **APPY** 12

NASDAQ: APPY
AppyScore Intended Use & Value Proposition
AppyScore is intended to be used as an aid to rule out appendicitis in pediatric and adolescent patients presenting with signs, symptoms and medical history suggestive of having the disease.
Meets needs of emergency physicians & laboratory workflow
• Blood-based rule-out test
• Rapid Processing Time and throughput
• Data accessible to hospital via LIS
 system
• Easy to deploy & use in any hospital
 setting

Attributes to Support Appendicitis Test Development

Attributes Required		AspenBio Status
	Large numbers of clinically well characterized patient samples	2,500 samples with robust clinical information
	Capacity to evaluate large number of potential biomarkers	AspenBio has evaluated 35-40 potential biomarkers
	Ability to develop a mathematical algorithm to predict disease	AspenBio has developed proprietary algorithm
	Conduct large verification and validation studies capable of determining biomarker panel performance	AspenBio conducted an 11 site, 431 patient pilot study in preparation for pivotal study

Aspen Bio Pharma
NASDAQ: APPY 14

Cleared multi-marker format tests have relatively greater performance characteristics than cleared single biomarker test

Aspen Bio Pharma

NASDAQ: APPY
Recent FDA-Cleared Multi-marker vs. Single Marker Tests
FDA-Cleared Test	# Bio- Markers	Application	Sensitivity	Specificity	NPV
CA 125 1	1	Tumor Marker (primarily Ovarian)	77	68	87
Fujirebio - ROMA 2	2	Ovarian Cancer	88	67	96
Vermillion - Ova 11	5	Ovarian Cancer	94	35	93
1 Miller et al. Performance of the American College of Obstetricians and Gynecologists’ Ovarian Tumor Referral
 Guidelines With a Multivariate Index Assay. Obstet Gynecol. 2011; 117(6): 1298-1306
2 Fujirebio press release. 6 Sept 2011

Patient Inclusion/Exclusion Criteria Included

- Right lower quadrant pain or poorly localized abdominal pain, with other features consistent with or suspicious for acute appendicitis
- Appearance of symptoms within prior 72 hours
- At least 2 years of age and <21 years of age
- No 'advanced imaging' for abdominal pain within prior two weeks

Blood & Data Collection

- 6 – 8 mLs EDTA plasma samples
- Patient history, physical exam, CBC attributes employed in 'appendicitis scoring systems'
- Imaging, disposition/treatment and discharge information

Pilot Study Metrics	
Number of Sites	11
Number of Subjects Analyzed	431
Prevalence of Appendicitis	27%
CT Imaging Rate	35%

Aspen Bio Pharma

NASDAQ: APPY
2011 AppyScore Pilot Study Summary

NASDAQ: APPY
Results achieved using a
Multi-Marker Panel:
 • MRP 8/14 (MRP)
 • C-Reactive Protein (CRP)
 • White Blood Cell Count
 (WBC)
Results from 2011 AppyScore Pilot Study (431 Patients)
	AppyScore Multi-Marker Study
	Results	95% CI
Sensitivity	98%	94 - 100
Specificity	48%	42-53
NPV	99%	95 - 100
Appendicitis Prevalence 27%

NASDAQ: APPY
Algorithm Methodology
When developing a diagnostic test, the goal is to maximize the difference in results between patients that have the disease and those who don’t.
•Aspen has employed advanced proprietary and commercial
statistical software packages to discover combinations of
markers that exhibit exquisite sensitivity while maintaining specificity near 50%
•We found the combination of three inflammation-related
markers enables very sensitive detection of the inflammatory processes associated with appendicitis.
•This combination is expressed as “AppyScore,” which is
calculated by a mathematical equation:
a*WBC + b*CRP + c*MRP = AppyScore

NASDAQ: APPY
• Verification Results Achieved
 with Multi-Marker Panel:
 • MRP 8/14
 • C-Reactive Protein
 • White Blood Cell Count
• Analysis of Samples from 2008
 Clinical Trial Verify
 Performance Demonstrated in
 2011 Pilot Study, even with
  substantial differences in trial
  designs
AppyScore Verification on Independent Patient Set
* Based on a sample subset from 2008 clinical trial of 188
 pediatric and adolescent patients suspicious for appendicitis
	Multi-Marker Analysis*
	Results	95% CI
Sensitivity	95%	87 - 98
Specificity	41%	34 - 50
NPV	95%	87 - 98
Appendicitis Prevalence 30%

NASDAQ: APPY
AppyScore Product Profile
Physician
Orders
AppyScore
AppyScore Device
Measures CRP, MRP
Algorithm calculates AppyScore using MRP,
CRP, WBC values
Hematology Analyzer
Determines WBC
+

The United States of America
The Director of the United States Patent and Trademark Office
United States Patent

Aspen Bio Pharma

NASDAQ: APPY
 Intellectual Property Protection
 • Multi-marker Coverage
 • Provisional patent application filed Nov. 16, 2011
 • Broad coverage for:
 • Biomarker and WBC Panels
 • Novel combination of variables
 • Clinical Prediction Rule(s) + Panels
 • Algorithms for AppyScore calculations
 • Patents Secured for MRP 8/14
 • Issued: U.S., Europe, and Japan
 • Pending: Canada, China, India, and others

NASDAQ: APPY
Regulatory Timeline
Product Development Timeline
AppyScore Estimated Timeline
Note: Date estimates are based on current information and expectations;
timeline may change due to regulatory input and other unforeseen factors
2011   2012 2013
 FDA Pre-IDE
 Meeting
Complete Pivotal Trial
- Submit to FDA
Commence
Pivotal Trial
In Hospital
AppyScore
User Study
AppyScore Assay
Optimization
 Submit Final Protocol &
 Statistical Analysis Plan
Complete
Analytical
Performance
Testing
Finished
Product
Ready for
Pivotal Trial

- **Daryl J. Faulkner** - Prior CEO Digene, (Acquired by QIAGEN), Invitrogen (Merged w/ Life Technologies Corp.), Abbott Labs

Aspen Bio Pharma

NASDAQ: APPY
Highly-Experienced Team - Strong Track Records of Success
▪ Steve Lundy - President & CEO.
 MicroPhage, GeneOhm Sciences (Acquired by BD),
 Dianon Systems (Acquired by LabCorp), Bayer
 Commercial leadership in several high growth
 diagnostic companies (Dianon, AVL, GeneOhm)
 resulting in combined exit value of >$1 billion
▪ Steve Tyrrell- Head of Research & Development.
 Founder & CTO of Eveia Medical, VP R&D Biosafe
 Laboratories, R&D Osborn Laboratories
 Led the Research & Development of 10
 commercial products with In Vitro diagnostics as
 primary emphasis
▪ Dr. Michael Wandell - Clinical & Regulatory Affairs.
   Epigenomics, Benaroya Research Institute, Home Access
 Health Corp., Genetic Systems
 Seven major diagnostics cleared or approved by FDA;
 extensive world-wide regulatory approvals
▪ Erik Miller - VP Marketing & Bus. Development.
 Biosite (Acquired by Alere), Safety Syringes, & Luminex
 Launched & managed Triage® line, UltraSafe® Safety
 Devices, Luminex 200™ platform & consumable
 (MagPlex®) key sustainable high-margin businesses
▪ Dr. Mary Nunnally - Vice President Quality.
 Ceragenix Pharmaceuticals, Invitrogen Corp., faculty at
    UT Southwestern Medical Center at Dallas
 Led AspenBio’s recent efforts in ISO 13485 certification
 Directors with Diagnostic Experience
▪ John Landon - Prior director of Digene, chair of Cholestech, and VP & General Manager, DuPont Medical Products

NASDAQ: APPY
Summary Capitalization
Market Cap. (11/26/11)	$17.7M
Shares Outstanding	8.0M
Public Float, est.	7.8M

Ownership Summary
Institutional Holdings, est.	26.4%
Insider Holdings, est.	3.0%
(mrq) - most recent quarter as of September 30, 2011
Key Stats: APPY (NASDAQ CM)
Summary Balance Sheet
Cash & Equiv. (mrq)	$4.8M
Total Assets (mrq)	$10.0M
Total Liabilities (mrq)	$6.4M

AspenBio Key Takeaways
 • AppyScore: Designed to help physicians confirm if
 patients with abdominal pain suspicious for
 appendicitis are at low to moderate risk of the disease
 so they can be managed appropriately
 • Patient Benefit: Fewer CTs = Reduced radiation
 exposure
 • Hospital Benefit: Enhanced Decision Making, Reduced
 Cost and Increased Workflow
 • Pilot study demonstrates effectiveness of AppyScore
 • Solid regulatory pathway
 • Substantial global market potential
 • First mover advantage

Contact Us

AspenBio Pharma, Inc.

1585 South Perry Street

Castle Rock, CO 80104

Phone: 303.794.2000

Fax: 303.798.8332

Investor Relations

Ron Both, Sr. Managing Director

Liolios Group, Inc.

Tel 949.574.3860

Aspen Bio Pharma

NASDAQ: ***APPY*** 26